UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                               September 14, 2004
                Date of Report (Date of earliest event reported)


                              CALLAWAY GOLF COMPANY

             (Exact name of registrant as specified in its charter)


        DELAWARE                     1-10962                95-3797580

(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)


         2180 Rutherford Road, Carlsbad, CA                    92008-7328

         (Address of principal executive offices)               (Zip Code)

                                 (760) 931-1771

               Registrant's telephone number, including area code


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         On September 14, 2004, Callaway Golf Company issued a press release captioned, "Callaway Golf Suspends Guidance; Leadership Transition Facilitates Business Review." A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01         Financial Statements and Exhibits.

        (c)       Exhibits:

                  The following exhibits are filed with this report on Form 8-K:

                  Exhibit No.         Description
                  -----------         -----------
                     99.1             Press release, dated September 14, 2004,
                                      captioned, "Callaway Golf Suspends
                                      Guidance; Leadership Transition
                                      Facilitates Business Review."


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CALLAWAY GOLF COMPANY


Date: September 14, 2004               By:    /s/ Bradley J. Holiday
                                              -------------------------------
                                       Name:  Bradley J. Holiday
                                       Title: Senior Executive Vice President
                                              and Chief Financial Officer

                                  Exhibit Index
                                  -------------

  Exhibit Number            Description
  --------------            -----------
      99.1                  Press release, dated September 14, 2004, captioned,
                            "Callaway Golf Suspends Guidance; Leadership
                            Transition Facilitates Business Review."